UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

OLD API WIND-DOWN LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

666 Burrard Street, Suite 1700
Vancouver, BC V6C 2X8	11232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 754-2545

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Bankruptcy Proceedings (as defined below), the current members of the board of directors (the “Board”) of Old API Wind-down Ltd. (f/k/a Aralez Pharmaceuticals Inc.) (the “Company”) will each step down from the Board effective May 30, 2019. Christopher Freeland resigned as Chief Operating Officer and General Counsel of the Company effective May 19, 2019. Sanjay Subramanian resigned as Chief Financial Officer of the Company effective May 30, 2019.

Item 8.01 Other Events

The Company announced today that it has completed winding down its operations in connection with its previously announced wind-down proceedings. On May 17, 2019, the Company obtained an order (the “CCAA Termination Order”) from the Ontario Superior Court of Justice (Commercial List) under the Companies’ Creditors Arrangement Act (the “CCAA”). Pursuant to the CCAA Termination Order, the Company’s previously disclosed CCAA proceedings are terminated and the Company has made an assignment into bankruptcy pursuant to the Bankruptcy and Insolvency Act (Canada) (the “Bankruptcy Proceedings”). In addition, the joint liquidating chapter 11 plan filed by the Company’s former subsidiaries incorporated in the United States and Ireland, which was previously approved by the U.S. Bankruptcy Court for the Southern District of New York, became effective on May 17, 2019.

Pursuant to the CCAA Termination Order, Richter Advisory Group Inc. (“Richter”) has been discharged as the Monitor of the Company. The CCAA Termination Order authorized Richter to act as the trustee in bankruptcy of the Company in respect of its Bankruptcy Proceedings.

A copy of the Statement of Affairs filed in connection with the assignment into bankruptcy has been attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 — Statement of Affairs

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019	OLD API WIND-DOWN LTD.

	By:	/s/ Sanjay Subramanian
Sanjay Subramanian
Chief Financial Officer

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